Calvert Signature Strategies®	Calvert Investments®
Calvert Solution Strategies®

CALVERT SOCIAL INVESTMENT FUND

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2014, as revised April 15, 2014

Class (Ticker)
Calvert Conservative Allocation Fund	A (CCLAX)	C (CALCX)
Calvert Moderate Allocation Fund	A (CMAAX)	C (CMACX)
Calvert Aggressive Allocation Fund	A (CAAAX)	C (CAACX)

New Account Information:	(800) 368-2748 (301) 951-4820	Client Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

                This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund's (collectively referred to as the "Funds") Prospectus dated January 31, 2014.  Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI.  Each Fund’s Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or by visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS OF UNDERLYING CALVERT FUNDS

                The following discussion of investment policies and risks applies to the underlying Calvert Funds (the "underlying funds") in which the Funds invest.  Investment policies and risks apply to each underlying fund unless indicated otherwise.

Foreign Securities (applies to calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy,  calvert emerging markets equity, calvert capital accumulation, calvert equity, calvert large cap core, calvert bond and calvert green bond)

                Investments in foreign securities may present risks not typically involved in domestic investments.  These underlying funds may purchase foreign securities directly on foreign markets.  These securities are subject to the risk of currency fluctuation relative to the U.S. dollar.  Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions.  The underlying funds may also invest in American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts ("GDRs"). ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, these underlying funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.

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                Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the underlying funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

                U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Emerging Market Securities. (applies to calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy and calvert emerging markets equity)

Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. These underlying funds define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") (Standard) Index. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries.  These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on an underlying fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of, or reverse the liberalization of, foreign investment policies now occurring and adversely affect existing investment opportunities.  Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce an underlying fund’s income from investments in securities or debt instruments of emerging market country issuers.  Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Participatory Notes (applies to calvert emerging markets equity fund)

This underlying fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”).  For instance, the underlying fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the underlying fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-notes involve transaction costs.  An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the underlying fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust a P-note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. P-notes may be considered illiquid and, therefore, P-notes considered illiquid will be subject to the underlying fund’s percentage limitation for investments in illiquid securities.

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Forward Foreign Currency Contracts (applies to calvert emerging markets equity)

                Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the underlying fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the underlying fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The underlying fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.  Calvert Emerging Markets Equity may also use foreign currency options and futures.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and between currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

                The underlying fund may enter into forward foreign currency contracts for two reasons. First, the underlying fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency.  The underlying fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

                Second, the underlying fund may have exposure to a particular foreign currency from that fund's portfolio securities and the Advisor and/or Subadvisor of that fund may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, Calvert Emerging Markets Equity may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the underlying fund's applicable benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements  is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Tracking The Index (applies to calvert social index)

The process used by the underlying fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the underlying fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the underlying fund. The extent to which the total risk characteristics of the underlying fund vary from that of the Index is active risk or tracking error.

The underlying fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing underlying fund returns against Index returns, the Advisor can calculate the degree of correlation, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the underlying fund and the Index. The underlying fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

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Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

                Calvert Social Index’s portfolio will be invested in a manner to closely track the Index.  To the extent that this underlying fund has investments in the Special Equities program and/or the High Social Impact Investments program (each defined in the “Non-Principal Investment Policies and Risks of Underlying Calvert Funds” section below), the underlying fund may be less able to closely track the Index than if it did not have investments in these programs.  Both of these investment programs are of limited size (not more than 1% of this underlying fund's assets if the Fund commences a program), so that the tracking error induced by such investments would be limited.

Small-Cap Issuers (applies to calvert large cap core, calvert small cap, calvert international opportunities, calvert global water, calvert global alternative energy and calvert emerging markets equity)

                The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

                Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

                Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

                The small cap issuers in which an underlying fund (other than Calvert International Opportunities) invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, these underlying funds may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

Mid-Cap Issuers (applies to calvert large cap core, calvert capital accumulation, calvert international opportunities, calvert global water, calvert global alternative energy and calvert emerging markets equity)

                The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Large-Cap Issuers (applies to calvert large cap core, calvert international equity, calvert emerging markets equity, calvert equity and calvert social index)

                Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technologies, and may offer less potential for long-term capital appreciation.

Below-investment Grade, High-Yield Debt Securities (applies to calvert bond and calvert green bond)

                Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard & Poor’s Ratings Services ("S&P") or Ba1 or lower by Moody’s Investors Service, Inc. ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Each underlying fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality as determined by the underlying fund’s Advisor or Subadvisor. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

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                The quality limitation set forth in each underlying fund's investment policy is determined immediately after the underlying fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the underlying fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Green Bonds (applies to calvert green bond)

Investment in “green” bonds includes certain risks.  Some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies.  In addition, government changes to environmental regulation can affect how companies are allowed to operate. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.

There are technology and operational related risks, which range from performance-related risks of the technology, product or service, to risks resulting from the lack of or unreliable supporting infrastructure, such as electrical and water-grid networks.  Project bonds may be dependent on development assistance and aid, where there is the risk that institutions and governments are unable to ensure funding is disbursed to projects and utilized.  In addition, certain asset-backed bonds of renewable energy companies and other corporate issuers may be smaller and higher risk; renewable energy companies tend to have a lower credit rating and smaller-scale issuance.

Issuer Non-diversification Risk (applies to calvert bond, calvert government, calvert capital accumulation, calvert global water, calvert global alternative energy, calvert emerging markets equity and calvert green bond)

                These underlying funds are non-diversified and may focus their investments on a small number of issuers. Underlying funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified." Underlying funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

Concentration Risk (applies to calvert global water and calvert global alternative energy)

Calvert Global Water will concentrate its investments (that is, invest more than 25% of its total assets) in the water industry. The water-related resource sectors and companies will include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in can include, but are not limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The underlying fund’s concentration in water-related sector companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in water-related sector companies would have a larger impact on the underlying fund than on a fund that does not concentrate in this sector. Water-related resource sector companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Water-related resource sector companies can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water-related resource sector companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

Calvert Global Alternative Energy will concentrate its investments (that is, invest more than 25% of its total assets) in the alternative energy industry.  Alternative energy includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  The underlying fund’s concentration in alternative energy companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in alternative energy companies would have a larger impact on the underlying fund than on a fund that does not concentrate in this sector. Alternative energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Alternative energy companies can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of alternative energy companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

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Leverage (applies to calvert international opportunities, calvert global water, calvert global alternative energy and calvert green bond)

To the extent that these underlying funds make purchases of securities where borrowing exceeds 5% of the underlying fund’s total assets, they may engage in transactions which create leverage.  However, the underlying funds do not currently intend to engage in such transactions.

In leveraged transactions, borrowing magnifies the potential for gain or loss on an underlying fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the underlying fund’s net asset value ("NAV").

                Any use of leverage by an underlying fund is premised generally upon the expectation that the underlying fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the underlying fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the underlying fund incurs capital losses, the return of the underlying fund will be less than if leverage had not been used.  The Subadvisor may determine to maintain an underlying fund's leveraged position if it expects that the long-term benefits to the underlying fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Leverage creates risks which may adversely affect the return for shareholders, including:

                    •           fluctuations in interest rates on borrowings and short-term debt; and

    •           the potential for a decline in the value of an investment acquired with borrowed funds, while the underlying fund's obligations under such borrowing remain fixed. If interest rates rise or if the underlying fund otherwise incurs losses on its investments, the underlying fund's NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.  An underlying fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in an underlying fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the underlying fund's ability to pay dividends and distributions on its shares in certain instances.  An underlying fund may also be required to pledge its assets to lenders in connection with certain types of borrowing.  The Advisor does not anticipate that these covenants or restrictions will adversely affect the applicable Subadvisor's ability to manage the underlying fund's portfolio in accordance with the underlying fund's investment objective and policies.  These covenants or restrictions may also force an underlying fund to liquidate investments at times and at prices that are not favorable to the underlying fund, or to forgo investments that the Advisor otherwise views as favorable.

To reduce its borrowings, an underlying fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a fund expense that it would not otherwise incur, an underlying fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by an underlying fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

To reduce the risks of borrowing, the underlying fund will limit its borrowings as described in the "Investment Restrictions" section.

Repurchase Agreements (applies to calvert bond and calvert government)

                Repurchase agreements are arrangements under which an underlying fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. An underlying fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

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Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether an underlying fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. An underlying fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the underlying fund’s Board of Trustees ("underlying fund’s Board"). In addition, an underlying fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of an underlying security declines and is not at least equal to the repurchase price due the underlying fund pursuant to the agreement, the underlying fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of an underlying security declines, the underlying fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Short-Term Instruments (applies to calvert bond and calvert green bond)

Each underlying fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor or Subadvisor, are of comparable quality to obligations of U.S. banks that may be purchased by the underlying fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government-sponsored Obligations (applies to calvert bond, calvert government and calvert green bond)

              Each underlying fund may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as Fannie Maes and Freddie Macs, respectively.

Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

      In September 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

U.S. Government-backed Obligations (applies to calvert bond, calvert government and calvert green bond)

                The underlying funds may invest in U.S. Treasury obligations and other U.S. government-backed obligations.

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                U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.

Other U.S. Government Obligations. The underlying funds may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Derivatives (applies to calvert emerging markets equity)

                This underlying fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the underlying fund. The underlying fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the underlying fund's portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with an underlying fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.

Options and Futures Contracts (applies to calvert emerging markets equity)

                The underlying fund may purchase put and call options and write covered call options and secured put options on securities which meet the underlying fund's sustainable and socially responsible investment criteria, and may employ a variety of option combination strategies.  The underlying fund may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts.  In addition, the underlying fund may write covered call options and secured put options on such futures contracts.  The underlying fund’s use of options and futures is described more fully below.

                The underlying fund may engage in such transactions only for hedging purposes, including hedging of the underlying fund’s cash position. It may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

                Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may only be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the underlying fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

                Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.

Purchasing Options.  The underlying fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

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Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The underlying fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the underlying fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The underlying fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the underlying fund.

                Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The underlying fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.   The underlying fund may write certain types of options.  Writing options means that the underlying fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the underlying fund may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed "covered" if the underlying fund owns the security.  A put option is deemed "secured" if the underlying fund has segregated cash or securities having an aggregate value equal to the total purchase price the fund will have to pay if the put option is exercised.

Call Options.   The underlying fund will receive the option premium (less any commission) when it writes a call option on a security, which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the underlying fund is obligated to sell that security at the exercise price, this strategy also limits the underlying fund's ability to benefit from an increase in the price of the security above the exercise price.

The underlying fund may write covered call options on securities.  This means that so long as the underlying fund is obligated as the writer of a call option, the underlying fund will own the underlying security.  The underlying fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the underlying fund and thus reduce declines in the net asset value per share of the underlying fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the underlying fund to forego future appreciation of the securities covered by the option. The underlying fund's turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the underlying fund has not entered into a closing purchase transaction. When the underlying fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options.    The underlying fund will receive the option premium (less any commission) when it writes a put option on any security, which effectively reduces the underlying fund's acquisition cost for that security.  The underlying fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the underlying fund with a partial buffer against a price increase, while providing the fund with an opportunity to acquire the security at the lower exercise price.  However, the underlying fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the underlying fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

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The underlying fund may only write secured put options, which requires the underlying fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the underlying fund will have to segregate additional assets.  When the underlying fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.

                A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the underlying fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the underlying fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the underlying fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

                The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.

Exchange-Traded Options.   The underlying fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the underlying fund's sustainable and socially responsible investment criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although the underlying fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the underlying fund from closing an options position, which could impair the underlying fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the underlying fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.

Over-the-Counter ("OTC") Options. The underlying fund may invest in OTC options.  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

                A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the underlying fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the underlying fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If the underlying fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

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                The information provided above under "Purchasing Options" and "Writing Options" is applicable to OTC options.

Futures Transactions. The underlying fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge.  The underlying fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the CFTC.  Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the underlying fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the underlying fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

                The underlying fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with the underlying fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Options on Futures Contracts.    The underlying fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the underlying fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The underlying fund may also enter into closing transactions with respect to such options to terminate an existing position.

The underlying fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

                The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Foreign Currency Futures Transactions. The underlying fund may use foreign currency futures contracts and options on such futures contracts.  See also "—Foreign Currency Options."  Through the purchase or sale of these contracts and options, the underlying fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds—Forward Foreign Currency Contracts."

                Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.

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Regulatory Limitations. The Advisor to the underlying fund has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to the underlying fund if the underlying fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the ial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If a Portfolio’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the underlying fund’s, and possibly the Funds’, commodity pool operator, and the underlying fund’s, and possibly the Funds’, would be subject to regulation under the Commodity Exchange Act. The underlying fund and the Funds may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

The underlying fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the underlying fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the underlying fund's custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.

Additional Risks of Options and Futures Contracts.  If the underlying fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the underlying fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the underlying fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the underlying fund may decline. If this were to occur, the underlying fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

                The underlying fund can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the underlying fund intends to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the underlying fund from closing a futures position or an option on a futures contract, which could require the underlying fund to make daily margin payments in the event of adverse price movements. If the underlying fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

                Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the underlying fund's sustainable and socially responsible investment criteria, any such hedge position taken by the underlying fund will not constitute a direct ownership interest in the underlying securities.

Collateralized Mortgage Obligations (applies  to calvert bond and calvert green bond fund)

                These underlying funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

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                FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only and Principal Only Mortgage-Backed Securities (applies to calvert bond, calvert government and calvert green bond)

                Each underlying fund may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.  IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

                PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

Futures Transactions (applies to calvert bond, calvert government and calvert green bond)

The underlying funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  Each underlying fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, an underlying fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with an underlying fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

                An underlying fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the underlying fund's investments, these techniques could result in a loss. These techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

                The purchase and sale of futures contracts is for the purpose of hedging an underlying fund's holdings of long-term debt securities. Futures contracts based on U.S. government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in an underlying fund's portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the underlying fund from declining as much as it otherwise would have. Thus, if an underlying fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, an underlying fund held cash reserves and interest rates were expected to decline, the underlying fund might enter into futures contracts for the purchase of U.S. government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the underlying fund's cash reserves could then be used to buy long-term securities in the cash market. An underlying fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.

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Futures contracts are designed by boards of trade which are designated "contracts markets" by the CFTC. As a series of a registered investment company, each underlying fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the underlying fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Regulatory Limitations. The Advisor to the underlying funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to each underlying fund if the underlying fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If an underlying fund’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the underlying fund’s, and possibly the Fund’s, commodity pool operator, and the underlying fund, and possibly the Fund, would be subject to regulation under the Commodity Exchange Act. Each underlying fund and the Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

An underlying fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by an underlying fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the underlying fund's custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.

Additional Risks of Futures Contracts.  If an underlying fund has sold futures to hedge against a decline in the market and the market later advances, the underlying fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where an underlying fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the underlying fund may decline. If this were to occur, the underlying fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

An underlying fund can close out futures positions in the secondary market only on an exchange or board of trade or with an over-the-counter (“OTC”) market maker. Although each underlying fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the underlying fund from closing a futures position, which could require the underlying fund to make daily margin payments in the event of adverse price movements.

80% Investment Policy (Calvert Government Fund only).   The underlying fund has a policy to invest at least 80% of its net assets (including borrowings for investment purposes) in (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), (ii) repurchase agreements collateralized by U.S. Government Securities and (iii) incidental to those investments, futures contracts related to U.S. Government Securities. For the purpose of complying with this 80% investment policy with respect to futures contracts, the underlying fund does not use the notional value of a futures contract, but rather, uses the “mark-to-market” value (i.e., the unrealized net gain or loss on an open futures contract) of the futures contract.  By calculating the 80% test on the basis of “mark-to-market” value, rather than the notional value, of the futures contracts, the Fund may invest a greater percentage of its assets in such futures contracts than would otherwise be the case.

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Trust Preferred Securities (applies to calvert bond, calvert government and calvert green bond)

Each underlying fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.

Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.

Asset-Backed Securities (applies to calvert bond, calvert government and calvert green bond)

                These underlying funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

                The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

Municipal Securities (applies to calvert bond, calvert government and calvert green bond)

Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that these underlying funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

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Leveraged Loans (applies to calvert bond, calvert government and calvert green bond)

These underlying funds may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of this underlying fund’s investments and a potential decrease in the net asset value (“NAV”) of this underlying fund. Although the loans in which each underlying fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the underlying fund’s access to the collateral may be limited by bankruptcy and, therefore, the underlying fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the underlying fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including these underlying funds, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of an underlying fund to invest in loans may be adversely affected.

Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the underlying fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the underlying fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the underlying fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The underlying fund may be required to pass along to a purchaser that buys a loan from the underlying fund by way of assignment a portion of any fees to which the underlying fund is entitled under the loan. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the underlying fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.

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Risk of Investing in Loans to Non-U.S. Borrowers.   An underlying fund may invest all or a portion of its assets in loans of non-U.S. borrowers. An underlying fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS OF UNDERLYING CALVERT FUNDS

Foreign Securities (applies to calvert social index and calvert government)

See description of "Foreign Securities" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Calvert Social Index may purchase foreign securities only to the extent they may be in the Calvert Social Index®.  The index will not have any foreign stocks in it unless they are listed on a U.S. exchange.  Thus, there will be no foreign custody or currency involved.  However, because the issuer is located outside the United States, such securities will still be subject to political and economic risks of the country where the issuer is located.

Emerging Market Securities. (applies to calvert small cap, calvert bond, calvert equity, calvert large cap core and calvert capital accumulation)

See the description of "Emerging Market Securities" in the "Foreign Securities" section of "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Participatory Notes (applies to calvert international equity, calvert international opportunities, calvert global water and calvert global alternative energy)

See the description of “Participatory Notes” in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Forward Foreign Currency Contracts (applies to calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert capital accumulation, calvert equity, calvert bond, calvert government and calvert green bond)

                See description of "Forward Foreign Currency Contracts" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."  Calvert International Equity, Calvert International Opportunities, Calvert Global Water, Calvert Global Alternative Energy and Calvert Capital Accumulation may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the underlying fund's applicable benchmark and may also use foreign currency options and futures.  Calvert Small Cap does not intend to enter into forward foreign currency contracts on a regular basis when they would limit potential gains from increasing currency values.

Small-Cap Issuers (applies to calvert equity and calvert social index)

See the description of "Small-Cap Issuers" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Foreign Money Market Instruments (applies to calvert government and calvert green bond)

                Each Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. The Federal Deposit Insurance Corporation ("FDIC") does not insure such obligations. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

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Real Estate Investment Trusts

The underlying funds may make investments related to real estate, including real estate investment trusts ("REITs").  Risks associated with investments in securities of companies in the real estate industry include: a decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REITS, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders.

Short-Term Instruments (applies to all underlying funds except calvert bond)

See the description of "Short-Term Instruments" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Temporary Defensive Positions (applies to all underlying funds except  calvert international equity, calvert international opportunities, calvert global alternative energy, calvert emerging markets equity and calvert capital accumulation)

For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – these underlying funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.  These underlying funds' investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.

                These underlying funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Temporary Defensive Positions (applies to calvert international equity, calvert international opportunities, calvert global alternative energy, calvert emerging markets equity and calvert capital accumulation)

For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – these underlying funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. These underlying funds' investments in temporary defensive positions are generally not  insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.

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Repurchase Agreements (applies to all underlying funds except calvert bond and calvert government)

                See description of "Repurchase Agreements" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds." Each of these underlying funds may invest up to 10% of its net assets in repurchase agreements purposes (this 10% investment limitation does not apply to Calvert Green Bond).

Reverse Repurchase Agreements

Each of the underlying funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, an underlying fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The underlying fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The underlying funds intend to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the underlying fund plans to invest the proceeds exceeds the amount the underlying fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The underlying funds do not intend to borrow for leverage purposes. The underlying funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

                During the time a reverse repurchase agreement is outstanding, an underlying fund will maintain in a segregated custodial account an amount of cash, U.S. government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The underlying fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

                An underlying fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the underlying fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the underlying fund under the agreement, the underlying fund may have been better off had it not entered into the agreement. However, the underlying funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the underlying fund’s Board.

Special Equities Investments (applies to calvert equity, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert emerging markets equity, calvert capital accumulation and calvert social index)

The Special Equities program allows an underlying fund to promote especially promising approaches to sustainable and responsible investment goals through privately placed investments.  As stated in the Prospectus, the Special Equities Committee of an underlying fund’s Board identifies, evaluates and selects Special Equities investments, subject to the approval of the Fund’s Board.

The Special Equities program, while generally comprising a small percentage of the assets of those underlying fund’s that participate, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade, high-yield debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Foreign Securities,” “Foreign Securities—Emerging Market Securities,” “Small-Cap Issuers” and “Below-Investment Grade, High-Yield Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds” above, and “Real Estate Investment Trusts,” “Limited Partnerships,” “Securities with Equity and Debt Characteristics” and “Illiquid Securities” in this section on Non-Principal Investment Policies and Risks.  Underlying funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.

These underlying funds have retained independent consultants to provide investment research-related services with respect to the Special Equities program. The aggregate compensation paid to the consultants by each underlying fund to the consultants for the fiscal year ended September 30, 2013 was as follows (each of Calvert International Opportunities, Calvert Global Water, Calvert Global Alternative Energy, Calvert Emerging Markets Equity, Calvert Capital Accumulation and Calvert Social Index has not yet commenced investing in this program):

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Calvert Equity	$134,003
Calvert International Equity	$231,245
Calvert International Opportunities	N/A
Calvert Global Water	N/A
Calvert Global Alternative Energy	N/A
Calvert Emerging Markets Equity	N/A
Calvert Capital Accumulation	N/A
Calvert Social Index	N/A

High Social Impact Investments (applies to calvert equity, calvert bond, calvert green bond, calvert social index, calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert emerging markets equity and calvert capital accumulation)

                The High Social Impact Investments program targets a percentage of an underlying fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of below-investment grade, high-yield debt securities – that is, lower quality debt securities (generally those rated BB+ or lower by S&P or Ba1 or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.

                These underlying funds may make their High Social Impact Investments through direct investments, or through intermediaries, such as the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the underlying funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. Calvert Social Index has not yet commenced investing in this program.

                Calvert Equity, Calvert International Equity, Calvert International Opportunities, Calvert Global Water, Calvert Global Alternative Energy, Calvert Emerging Markets Equity, Calvert Capital Accumulation and Calvert Social Index may make direct High Social Impact Investments through the Special Equities program, defined above in this “Non-Principal Investment Policies and Risks of Underlying Calvert Funds” section (only Calvert Equity and Calvert International Equity have commenced investing in that program); such investments are referred to as Social Enterprise investments.

Limited Partnerships (applies to calvert equity, calvert bond, calvert social index, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert emerging markets equity and calvert capital accumulation)

These underlying funds may invest in limited partnerships, primarily through the Special Equities program, defined above in this “Non-Principal Investment Policies and Risks of Underlying Calvert Funds” section.  Investments in limited partnerships pose special investment risks.  A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the underlying funds, who include their pro rata share of the partnership’s income and expenses in their own taxes.  This pass-through may potentially cause non-compliance by the underlying funds with certain tax laws and regulations to which the underlying funds are subject, and subject them to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, and thus an underlying fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership.  Certain decisions that could adversely affect the underlying funds, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners.  Each underlying fund also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When an underlying fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves.  As a result, an underlying fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

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Securities With Equity And Debt Characteristics (applies to calvert equity, calvert bond, calvert social index, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert emerging markets equity and calvert capital accumulation)

These underlying funds may invest in securities that have a combination of equity and debt characteristics (only Calvert Equity and Calvert International Equity have commenced investing in the Special Equities program through which these investments are made, defined above in this “Non-Principal Investment Policies and Risks of Underlying Calvert Funds” section). These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.

Below-investment Grade, High-Yield Debt Securities (applies to calvert equity, calvert social index, calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy, calvert emerging markets equity, calvert capital accumulation and calvert government)

See the description of "Below-Investment Grade, High-Yield Debt Securities" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."  Calvert Social Index will not purchase debt securities other than High Social Impact Investments (or money market instruments).

Illiquid Securities

Each underlying fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in each underlying fund, under the supervision of the underlying fund’s Board, to ensure compliance with the underlying fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and an underlying fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

Notwithstanding the above, the underlying funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the underlying funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the underlying fund’s Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  Each underlying fund’s Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Boards retain sufficient oversight and are ultimately responsible for the determinations.

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Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the underlying fund’s Board.

Warrants (applies to calvert small cap, calvert global water and calvert global alternative energy)

The underlying funds may invest in warrants. Warrants, like options, give their holder the right to purchase common stock at a specific price, and they remain valid for a specific period of time.  Warrants may have a life ranging from less than one year to perpetual. However, most warrants have expiration dates after which they are worthless.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Exchange-Traded Funds ("ETFs") (applies to all underlying funds except calvert government and calvert green bond)

ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated NAV.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.

                An underlying fund may purchase shares of ETFs for the limited purpose of managing the underlying fund’s cash position consistent with the underlying fund's applicable benchmark. For example, an ETF may be purchased if the underlying fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the underlying fund should receive a large redemption request, the underlying fund could sell some or all of an ETF position to raise cash.  The sustainable and socially responsible investment criteria of any underlying fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, an underlying fund could have indirect exposure to a company that does not meet the underlying fund’s sustainable and socially responsible investment criteria and that could therefore not be purchased directly by the underlying fund.  ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable sustainable and socially responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the underlying fund and (iii) will be used principally to help reduce deviations from the underlying fund’s benchmark.

                Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the underlying funds.  Therefore, an underlying fund's purchase of an ETF results in the layering of expenses, such that shareholders of the underlying fund indirectly bear a proportionate share of any operating expenses of the ETF.

Exchange-Traded Funds ("ETFs") (applies to calvert government and calvert green bond)

                ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated NAV. Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.

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The underlying fund may purchase shares of ETFs for, among other reasons, the purpose of managing its cash position consistent with its benchmark.  For example, an ETF may be purchased if the underlying fund has excess cash and it may be held until the Advisor decides to make other permissible investments.  Similarly, if the underlying fund should receive a large redemption request, the it could sell some or all of an ETF position to raise cash.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV and, because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the underlying fund.  Therefore, the underlying fund’s purchase of an ETF results in the layering of expenses, such that underlying fund shareholders indirectly bear a proportionate share of any operating expenses of the ETF.

Derivatives (applies to calvert equity, calvert large cap core, calvert bond, calvert green bond, calvert government, calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy and calvert capital accumulation)

See description of "Derivatives" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Options and Futures Contracts (applies to calvert equity, calvert large cap core, calvert social index (options not applicable), calvert small cap, calvert international equity, calvert international opportunities, calvert global water, calvert global alternative energy and calvert capital accumulation; see below regarding options available to calvert bond)

                See description of "Options and Futures Contracts" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Calvert Large Cap Core may engage in such transactions for hedging purposes and for liquidity.

Calvert Social Index can use financial futures to increase or decrease its exposure to changing security prices.  This underlying fund will only use futures contracts for the limited purpose of hedging its cash position; a futures contract may be purchased if the fund has excess cash, until the fund can invest in stocks replicating the Calvert Social Index.  Similarly, if this underlying fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.

Foreign Currency Options and Foreign Currency Futures Transactions (Applies to Calvert International Equity, Calvert International Opportunities, Calvert Global Water, Calvert Global Alternative Energy and Calvert Capital Accumulation). See description of "Foreign Currency Options" and "Foreign Currency Futures Transactions" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds—Options and Futures Contracts".

Over-the-Counter ("OTC") Options (Applies to Calvert International Equity, Calvert International Opportunities and Calvert Global Alternative Energy). See description of "Over-the-Counter Options" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds—Options and Futures Contracts".

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Options (applies to calvert bond, calvert government and calvert green bond)

                These underlying funds may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, each underlying fund may write covered call options and secured put options on futures contracts.

                An underlying fund may engage in such transactions only for hedging purposes, including hedging of the underlying fund’s cash position. The underlying fund may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by an underlying fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

                Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.

Purchasing Options.  An underlying fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  An underlying fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the underlying fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  An underlying fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the underlying fund.

                Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  An underlying fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options.   An underlying fund may write certain types of options.  Writing options means that the underlying fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, an underlying fund may only write covered call options and secured put options, which mitigate these substantial risks.   A call option is deemed "covered" if the underlying fund owns the security.  A put option is deemed "secured" if an underlying fund has segregated cash or securities having an aggregate value equal to the total purchase price the underlying fund will have to pay if the put option is exercised.

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Call Options.   An underlying fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the underlying fund is obligated to sell that security at the exercise price, this strategy also limits the underlying fund's ability to benefit from an increase in the price of the security above the exercise price.

An underlying fund may write covered call options on securities.  This means that as long as the underlying fund is obligated as the writer of a call option, the underlying fund will own the underlying security.  An underlying fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the underlying fund and thus reduce declines in the net asset value per share of the underlying fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the underlying fund to forego future appreciation of the securities covered by the option. An underlying fund's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the underlying fund has not entered into a closing purchase transaction. When an underlying fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

Put Options.    An underlying fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the underlying fund's acquisition cost for that security.  An underlying fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the underlying fund with a partial buffer against a price increase, while providing the underlying fund with an opportunity to acquire the security at the lower exercise price.  However, the underlying fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the underlying fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

An underlying fund may only write secured put options, which requires the underlying fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the underlying fund will have to segregate additional assets.  When an underlying fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Exchange-Traded Options.   An underlying fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the underlying fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the underlying fund from closing an options position, which could impair the underlying fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the underlying fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.

Options on Futures Contracts.    An underlying fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the underlying fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  An underlying fund may also enter into closing transactions with respect to such options to terminate an existing position.

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An underlying fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

                The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options.  If an underlying fund takes options positions to hedge against a decline in the market and the market later advances, the underlying fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where an underlying fund has taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the underlying fund may decline. If this were to occur, the underlying fund might lose money on the options and also experience a decline in the value of its portfolio securities.

                The hours of trading for options on U.S. government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets.

An underlying fund can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although each underlying fund intends to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent an underlying fund from closing an option on a futures contract, which could require the underlying fund to make daily margin payments in the event of adverse price movements. If an underlying fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet an underlying fund’s sustainable and socially responsible investment criteria, any such hedge position taken by the underlying fund will not constitute a direct ownership interest in the underlying securities.

Zero-Coupon and Pay-In-Kind Bonds (applies to calvert government and calvert green bond)

                Each underlying fund may invest in zero-coupon bonds.  A zero-coupon bond is a security that has no cash coupon payments.  Instead, the issuer sells the security at a substantial discount from its maturity value.  The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price.  The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated.  However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.  Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis.  When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

                Each underlying fund may invest in pay-in-kind bonds.  Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds (applies to calvert government and calvert green bond)

                Each underlying fund may invest in convertible bonds.  Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio.  Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

                While each underlying fund intends to invest primarily in debt securities, it may invest in convertible bonds.  While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions.  In such cases, the underlying fund may consider convertible bonds to gain exposure to such markets.

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Short Sales (applies to calvert bond, calvert government and calvert green bond)

Each underlying fund may engage in short sales of U.S. Treasury securities for the purposes of managing its duration.  Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Short sales expose the underlying fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to an underlying fund. If an underlying fund makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Advisor or otherwise cover its position in a permissible manner.

Swap Agreements (applies to calvert bond, calvert government, calvert equity and calvert large cap core)

These underlying funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  An underlying fund will only enter into swap agreements for hedging purposes.  The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor and/or Subadvisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions.  If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of the underlying fund may be less favorable than it would have been if this investment technique were not used.

Credit default swaps are one type of swap agreement that the underlying Calvert Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the fund would bear the losses resulting from the credit event. The underlying Calvert Bond Portfolio will only invest in credit default swaps for hedging purposes.

Lending Portfolio Securities (applies to all underlying funds except calvert small cap)

These underlying funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets. However, the underlying funds do not currently intend to lend their portfolio securities.

Any such loan must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the underlying funds must be able to terminate any such loan upon notice at any time. An underlying fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of a securities loan is that the underlying fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the underlying fund's investment objective, policies, and restrictions.

                Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the underlying funds will make loans of their portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the underlying fund. An underlying fund will recognize any gain or loss in the market value of the securities during the loan period. The underlying funds may pay reasonable custodial fees in connection with the loan.

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Leverage (applies to calvert international equity)

To the extent that the underlying fund makes purchases of securities where borrowing exceeds 5% of this underlying fund's total assets, the underlying fund may engage in transactions which create leverage. See the description of "Leverage" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

U.S. Government-sponsored Obligations (applies to calvert equity, calvert large cap core and calvert social index)

See the description of "U.S. Government-Sponsored Obligations" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

U.S. Government-backed Obligations (applies to calvert equity, calvert large cap core and calvert social index)

See the description of "U.S. Government-Backed Obligations" in "Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds."

Charitable Contributions (applies to all funds except calvert government)

                On occasion, the underlying funds may make de minimis charitable contributions to groups intended to further the underlying fund's sustainable and socially responsible investment purpose, including but not limited to educating investors about sustainable and responsible investing.

SUPPLEMENTAL INFORMATION ON RISKS OF NON-CALVERT FUND
INVESTMENTS MADE BY THE FUNDS

Each Fund invests almost exclusively in a portfolio of underlying Calvert fixed-income and equity funds.  A Fund may also invest in cash and short-term money market instruments; and, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds.  See the descriptions of “Short-Term Instruments,” “Derivatives” and “Options and Futures Contracts” in “Supplemental Information on Principal Investment Policies and Risks of Underlying Calvert Funds”; and the descriptions of “Swap Agreements” and “Exchange-Traded Funds” in “Non-Principal Investment Policies and Risks of Underlying Calvert Funds.”

Each Fund invests in the underlying funds in reliance on section 12(d)(1)(G) of the 1940 Act and rule

12d1-2 under the 1940 Act.  The Funds have received an exemptive order that permits investments in derivatives and other financial instruments that may not be “securities” within the meaning of section 2(a)(36) of the 1940 Act.

ADDITIONAL RISK DISCLOSURE

Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the underlying funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the underlying funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the underlying funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the underlying funds.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for an underlying fund and will seek to manage the underlying fund in a manner consistent with achieving that underlying fund’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.

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The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.

In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the underlying funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the underlying funds are regulated. Such legislation or regulation could limit or preclude an underlying fund’s ability to achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

                Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined in the 1940 Act.  When operating as a fund of funds, each Fund also looks through to the underlying funds to apply these fundamental investment restrictions.  The underlying funds have the same fundamental investment restrictions, except as otherwise noted.

 (1)          No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured thereby; provided that, Calvert Global Alternative Energy Fund will invest more than 25% of its total assets in the alternative energy industry; and provided that Calvert Global Water Fund will invest more than 25% of its total assets in the water industry; and, provided further that, for Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation, and that those Funds may invest up to 100% of their respective total assets in securities of investment companies in the Calvert Family of investment companies.

(2)           No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund's total assets (including the amount borrowed).

(3)           No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

(4)           No Fund may invest directly in commodities or real estate, although the underlying funds (except Calvert Global Water Fund and Calvert Global Alternative Energy Fund) may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages,.

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(5)           No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

          Calvert Global Water, Calvert Global Alternative Energy, Calvert Capital Accumulation and Calvert Bond are classified as non-diversified investment companies under the 1940 Act. Each other underlying fund is classified as a diversified investment company under the 1940 Act and may not make any investment inconsistent with such classification.

          Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

          Under the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

          Each underlying fund may invest up to 10% of its net assets in reverse repurchase agreements.

          Under current law, each Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein this underlying fund may underwrite securities to the extent that this underlying fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Trustees ("Board") has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Except for the liquidity and borrowing restrictions, any investment restriction applicable to a Fund or an underlying fund that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Each Fund may not:

                (1)           Invest for the purpose of exercising control over management of another issuer.

(2)           Purchase illiquid securities if more than 15% of the value of that Fund’s net assets would be invested in such securities.

(3)           Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

(4)           Make any purchases of securities if borrowing exceeds 5% of the Fund’s total assets.

                When operating as a fund of funds, each Fund also looks through to the underlying funds to apply its nonfundamental investment restrictions.  A nonfundamental investment restriction can be changed by the underlying fund’s Board at any time without a shareholder vote.  The nonfundamental investment restrictions of the underlying funds vary and are as follows:

Calvert Equity and Calvert Bond may not:

(1)           Under normal circumstances, invest less than 80% of its net assets in equities (Calvert Equity only).

(2)           Under normal circumstances, invest less than 80% of its net assets in bonds (Calvert Bond only).

(3)           Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the fund’s net assets.

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(4)           Purchase illiquid securities if more than 15% of the value of the fund’s net assets would be invested in such securities.

(5)           Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6)           Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund’s net assets.

(7)           Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of its total assets.

(8)           Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund's total assets. Neither fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for Calvert Bond).

(9)           With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, each fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

Note that Calvert Equity has no current intention of investing more than 10% of its net assets in below-investment grade, high-yield debt securities.

Calvert Government Fund:

(1) The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), (ii) repurchase agreements collateralized by U.S. Government Securities, and (iii) incidental to those investments, futures contracts related to U.S. Government Securities.

 (3) The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets.

(4) The Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value.

(5) The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Fund’s Prospectus and SAI, as each may from time to time be amended.

(6) The Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of managing the duration of the Fund's portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(7) The Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.

(8) The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

(9) The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

(10) With respect to Fundamental Investment Restriction (2) regarding borrowing, the Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation.  In order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

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Calvert Green Bond Fund:

(1) The Fund will invest, under normal circumstances, at least 80% of its assets (including borrowings for investment purposes) in bonds.

(2) The Fund will not make any purchases of securities if borrowing exceeds 15% of total assets.

(3) The Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value.

(4) The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectuses and this SAI, as each may from time to time be amended.

(5) The Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of managing the duration of the Fund's portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(6) The Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.

(7) The Fund may not purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

(8) With respect to Fundamental Investment Restriction (2) regarding borrowing, the Fund will aggregate borrowings and reverse repurchase agreements when applying the 33 1/3% limitation.  In order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Calvert Large Cap Core may not:

(1)           Under normal circumstances, invest less than 80% of its net assets, including borrowings for investment purposes, in the equity securities of large capitalization companies.

(2)           Purchase illiquid securities if more than 15% of the value of the fund's net assets would be invested in such securities.

(3)           Purchase debt securities (other than money market instruments).

(4)           Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5)           Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund's net assets.

(6)           Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of its total assets.

(7)           Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund's total assets. The fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8)           With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

Calvert Social Index may not:

(1)           Under normal circumstances, invest less than 95% of its net assets in stocks contained in the Calvert Social Index®.

33

(2)           Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the fund's net assets.

(3)           Purchase illiquid securities if more than 15% of the value of the fund's net assets would be invested in such securities.

(4)           Purchase debt securities (other than money market instruments or High Social Impact Investments).

(5)           Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund's net assets.

(6)           Purchase put or call options.

(7)           Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund's total assets. The fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8)           With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

Calvert Small Cap may not:

(1)           Under normal circumstances, invest less than 80% of its net assets in small cap companies.

(2)           Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

(3)           Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

(4)           Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund's net assets.

(5)           Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of the fund's net assets.

(6)           Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the NYSE Alternext (formerly AMEX)).

(7)           Purchase illiquid securities if at least 15% of the value of the fund's net assets would be invested in such securities.

(8)           Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund's total assets. Each fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(9)           Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of its total assets.

(10)         Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 25% of the value of its net assets.

(11)         Purchase or retain securities issued by investment companies for the purpose of exercising control.

(12)         With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, each fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

Note that with respect to the investment restriction on short sales, the fund has no current intention of making short sales or maintaining short positions.

34

Calvert Capital Accumulation and Calvert International Equity:

(1)           Neither fund may enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund’s total assets. Calvert International Equity will not make any purchases of securities if borrowing exceeds 15% of total assets of the fund. Calvert Capital Accumulation will not make any purchases of securities if borrowing exceeds 5% of total assets of the fund.

(2)           Neither fund may invest more than 15% of its net assets in illiquid securities. Calvert International Equity may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3)           The funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(4)           Neither fund may enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund’s net assets.

(5)           Neither fund may purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of the fund’s total assets.

(6)           Calvert International Equity may not write, purchase or sell puts, calls or combinations thereof except that Calvert International Equity may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided  that the premiums on all outstanding call and put options do not exceed 5% of the its total assets, and enter into closing sale transactions with respect to such options.

(7)           Calvert International Equity will, under normal circumstances, invest at least 80% of its net assets in equity securities of foreign companies.

(8)           Calvert  International Equity may not invest in securities of U.S. issuers if more than 5% of the value of its net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(9)           Calvert International Equity may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Subadvisor poses no unique investment risk. The Subadvisor considers an investment in a given foreign country to have "no unique investment risk" if the fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.

(10)         Calvert International Equity may invest up to 30% of its net assets in developing countries.

(11)         Calvert International Equity, under normal circumstances, will invest at least 1% of its net assets in investments in Africa.

(12)         Calvert Capital Accumulation may not purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the fund's net assets.

(13)         With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, each fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

35

Calvert International Opportunities:

(1)           The fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of its total assets. The fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the fund.

(2)           The fund may not invest more than 15% of its net assets in illiquid securities. The fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(3)           The fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(4)           The fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of its net assets.

(5)           The fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of its total assets.

(6)           The fund may not write, purchase or sell puts, calls or combinations thereof except that the fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided  that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(7)           The fund may not invest in securities of U.S. issuers if more than 10% of the value of its net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(8)           The fund may invest up to 20% of its assets in developing countries.

(9)           With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

(10)         The fund may not purchase or retain securities issued by companies for the purpose of exercising control.

Calvert Emerging Markets Equity Fund:

 (1)          The fund will, under normal circumstances, invest at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries.

(2)           The fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the fund.

(3)           The fund may not purchase illiquid securities if more than 15% of the value of the fund’s net assets would be invested in such securities. The fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(4)           The fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(5)           The fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund's net assets.

36

(6)           The fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of the fund's total assets.

(7)           With respect to fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the fund's total assets.

(8)           The fund may not purchase or retain securities issued by companies for the purpose of exercising control.

Calvert Global Alternative Energy and Calvert Global Water:

(1)           Calvert Global Alternative Energy will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities for U.S. and non-U.S. companies whose main business is alternative energy or whose issuers are significantly involved in the alternative energy sector.

(2)           Calvert Global Water will invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or whose issuers are significantly involved in water related services or technologies.

(3)           Neither fund may enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the fund's total assets. Neither fund will make any purchases of securities if borrowing exceeds 5% of total assets of the fund.

(4)           Neither fund may invest more than 15% of its net assets in illiquid securities. The funds may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the U.S.

(5)           The funds may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.

(6)           Neither fund may enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the fund's net assets.

(7)           Neither fund may purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the fund, would exceed 5% of the fund’s total assets.

(8)           The funds may not write, purchase or sell puts, calls or combinations thereof except that the funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the funds may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided  that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(9)           With respect to Fundamental Investment Restriction (2) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, each fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of its total assets.

(10)         The funds may not purchase or retain securities issued by companies for the purpose of exercising control.

37

DIVIDENDS, DISTRIBUTIONS, AND TAXES

                The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2013, were as follows:

Calvert Conservative Allocation Fund	$0
Calvert Moderate Allocation Fund	$0
Calvert Aggressive Allocation Fund	$0

                Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

                The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

                In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund's identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2014.

                Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a state within the U.S., the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

                Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors, some dividends may be identified as "qualified dividend income" and may be eligible for the reduced federal tax rate.

NET ASSET VALUE

                The public offering price of the shares of each Fund is the respective NAV per share (plus, for Class A shares, the applicable sales charge). The NAV per share of each Fund is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares of the Fund outstanding. Expenses are accrued daily, including the investment advisory fee. The NAV of the Funds fluctuate based on the respective market value of that Fund’s investments. The NAV per share of each Fund is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  In calculating NAV, the Funds follow standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date.  This practice is known as "trade date plus one" or "T + 1 accounting."  Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following the trade date, as permitted by applicable law.  Security transactions for money market instruments are recorded on the trade date.

38

                Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2013

Calvert Conservative Allocation Fund
Class A net asset value per share
($73,304,989 / 4,343,613 shares)	$16.88
Maximum sales charge, Class A
(4.75% of offering price)	$0.84
Offering price per share, Class A	$17.72

Class C net asset value and offering price per share
($20,675,413 / 1,235,363 shares)	$16.74

Calvert Moderate Allocation Fund
Class A net asset value per share
($143,215,117 / 7,522,947 shares)	$19.04
Maximum sales charge, Class A
(4.75% of offering price)	$ 0.95
Offering price per share, Class A	$19.99

Class C net asset value and offering price per share
($31,241,854 / 1,684,504 shares)	$18.55

Calvert Aggressive Allocation Fund
Class A net asset value per share
($72,317,687 / 3,731,919 shares)	$19.38
Maximum sales charge, Class A
(4.75% of offering price)	$ 0.97
Offering price per share, Class A	$20.35

Class C net asset value and offering price per share
($11,233,603 / 634,350 shares)	$17.71

          CALCULATION OF TOTAL RETURN

                The Funds may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not  reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.  Total return before taxes is computed according to the following formula:

39

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD  = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

                Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

                Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.  Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated.

                In the table below, after-tax returns are shown only for Class A shares of each Fund.  Returns for each Fund's shares for the periods indicated are as follows:

Calvert Conservative Allocation Fund:

Before Taxes

Periods Ended	Class A		Class C
September 30, 2013	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	1.99%	7.07%	5.02%	6.02%
Five Years	5.90%	6.93%	5.69%	5.69%
Ten Years	N/A	N/A	N/A	N/A
From Inception[1]	4.61%	5.22%	3.93%	3.93%

40

Calvert Conservative Allocation Fund:

After Taxes on Distributions

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	0.89%
Five Years	4.81%
Ten Years	N/A
From Inception[1]	3.51%

Calvert Conservative Allocation Fund:

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	1.87%
Five Years	4.31%
Ten Years	N/A
From Inception[1]	3.29%

Calvert Moderate Allocation Fund:

Before Taxes

Periods Ended	Class A		Class C
September 30, 2013	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	8.62%	14.02%	12.21%	13.21%
Five Years	6.22%	7.26%	6.43%	6.43%
Ten Years	N/A	N/A	N/A	N/A
From Inception[1]	4.41%	5.01%	4.17%	4.17%

Calvert Moderate Allocation Fund:

After Taxes on Distributions

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	8.34%
Five Years	5.76%
Ten Years	N/A
From Inception[1]	3.91%

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Calvert Moderate Allocation Fund:

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	5.13%
Five Years	4.78%
Ten Years	N/A
From Inception[1]	3.38%

Calvert Aggressive Allocation Fund:

Before Taxes

Periods Ended	Class A		Class C
September 30, 2013	Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	15.05%	20.82%	18.39%	19.39%
Five Years	6.68%	7.72%	6.32%	6.32%
Ten Years	N/A	N/A	N/A	N/A
From Inception[2]	4.15%	4.76%	3.43%	3.43%

Calvert Aggressive Allocation Fund:

After Taxes on Distributions

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	14.93%
Five Years	6.43%
Ten Years	N/A
From Inception[2]	3.88%

Calvert Aggressive Allocation Fund:

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2013	Total Return
With Maximum Load
One Year	8.74%
Five Years	5.26%
Ten Years	N/A
From Inception[2]	3.28%

1  Class A April 29,2005

     Class C April 29, 2005

2  Class A June 30, 2005

     Class C June 30,2005

                Total return, like NAV per share, fluctuates in response to changes in market conditions.  Total Return for any particular time period should not be considered an indication of future return.

42

PURCHASE AND REDEMPTION OF SHARES

                Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order.  The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

                The Funds have no  arrangement with any person to permit frequent purchases and redemptions of Fund shares.

                The Funds do not issue share certificates. Shares are electronically recorded. If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.

                Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)  The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.

                See the Prospectus for additional details on purchases and redemptions.

TRUSTEES AND OFFICERS

                The Board of Trustees supervises each Fund's activities and reviews its contracts with companies that provide it with services.  Business information about the Trustees and Officers as well as information regarding the experience, qualifications, attributes and skills of the Trustees is provided below.  Independent Trustees refers to those Trustees who are not "interested persons" as that term is defined in the 1940 Act and the rules thereunder.

Name &

Age

Position

with

Fund

Position

Start

Date

Principal Occupation

During Last 5 Years

# of Calvert

Portfolios

Overseen

Other

Directorships During

the Past Five Years

INDEPENDENT TRUSTEES
REBECCA L. ADAMSON AGE: 64	Trustee	1989	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	16	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 65	Trustee & Chair	1982	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	23	None
JOHN G. GUFFEY, JR. AGE: 65	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	23	• Ariel Funds (3) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 51	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram), 1999-2013.	16	• Bridgeway Funds (14)
JOY V. JONES AGE: 63	Trustee	1990	Attorney.	16	• Director, Conduit Street Restaurants Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 69	Trustee	1982	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholder of Capital, Inc., an asset management firm and financial services provider.	16	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc.
SYDNEY A, MORRIS AGE: 64	Trustee	1982	The Rev. Dr. Morris is a Unitarian Universalist minister.	16	None

INTERESTED TRUSTEES

BARBARA J. KRUMSIEK* AGE: 61

	Trustee & President	1997	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.*

AGE: 65

	Trustee	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility	23	• Ameritas Mutual Holding Company • Calvert Social Investment Foundation • ImpactAssets, Inc. • Studio School Fund • Syntao.com China (HK) • The ICE Organization
43

Name &

Age

Position

with

Fund

Position

Start

Date

Principal Occupation

During Last 5 Years

OFFICERS

KAREN BECKER

AGE: 61	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds.
SUSAN walker Bender, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 49	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 38	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert's taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.
PATRICK FAUL AGE: 49	Vice President	2010	Vice President of the Advisor since 2008, and Head of Credit Research for the Advisor since 2009.
TRACI L. GOLDT AGE: 40	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA AGE: 50	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant General Counsel – Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 58	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 66	Vice President and Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE A. TRUNOW AGE: 46	Vice President	2008	Senior Vice President of the Advisor, and Chief Investment Officer –Equities.
Ronald M. WolfsheimeR,CPA AGE: 61	Treasurer	1982	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 52	Fund Controller	1999	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
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*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009.  As of December 31, 2013, the Trustees and Officers as a group owned less than 1% of each Fund's outstanding shares.

Additional Information about the Trustees

The Funds’ Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:  Ms. Adamson, experience as a president of a non-profit organization and experience as a board member of a private foundation; Mr. Baird, experience as a chief executive officer of a non-profit corporation; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Mollner, experience as a board member of various organizations; Rev. Dr. Morris, ecclesiastical leadership experience; Ms. Krumsiek, leadership roles within the Advisor and certain of its affiliates and experience as a board member of various organizations; and Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations.  References to the experience, qualifications, attributes and/or skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on a Board by reason thereof.

45

Board Structure

The Funds' Board of Trustees is responsible for overseeing the management and operations of the Funds.  The Board consists of seven Independent Trustees and two Trustees who are interested persons of the Funds.  Richard L. Baird, Jr., who is an Independent Trustee, serves as Chairperson of the Board.  The Board of Trustees has five standing Committees:  the Governance Committee, the Audit Committee, the Social Committee, the Investment Performance Oversight Committee and the Special Equities Committee.  Each of the Governance, Audit, Social and Investment Performance Oversight Committees is chaired by an Independent Trustee.  In addition, each of the Governance and Audit Committees is composed solely of Independent Trustees.

Through the Governance and Audit Committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Trustees also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Funds' Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The Board of Trustees has also determined that its leadership structure is appropriate.

The Governance Committee addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g.,  initiation and consideration of nominations for the appointment or election of Independent Trustees of the Board.  These matters were addressed in meetings held four times in the past fiscal year.  The current members of this Committee are Ms. Adamson, Rev. Dr. Morris and Mr. Baird, each an Independent Trustee.

The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee also oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation. This Committee met ten times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Baird, Harper and Mollner, each an Independent Trustee.

The Social Committee addresses matters relating to the sustainable and responsible investment criteria used by the Funds and their application. This Committee met three times in the past fiscal year.  The current members of this Committee are Mses. Adamson, Jones and Krumsiek, and Rev. Dr. Morris.  With the exception of Ms. Krumsiek, the members of this Committee are Independent Trustees.

The Investment Performance Oversight Committee oversees the Funds’ investment performance, including the performance of the Funds’ sub-advisors. This Committee met eight times in the past fiscal year.  The current members of this Committee are Ms. Krumsiek and Messrs. Guffey, Harper and Silby.  With the exceptions of Ms. Krumsiek and Mr. Silby, the members of this Committee are Independent Trustees.

The Special Equities Committee oversees the Funds’ Special Equities program, including review, selection and fair valuation of the social venture capital investments. This Committee met twelve times in the past fiscal year. The current members of this Committee are Ms. Krumsiek and Messrs. Guffey, Mollner and Silby.  With the exceptions of Ms. Krumsiek and Mr. Silby, the members of this Committee are Independent Trustees.

The Board of Trustees has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.

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Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Advisor, the Subadvisors and other service providers to the Funds have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Funds' Board of Trustees exercises oversight of the risk management process primarily through the Audit and Investment Performance Oversight Committees, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer ("CCO"), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, each Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers. The Board and the Investment Performance Oversight Committee also receive regular reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities.  The Board also receives reports from the Funds’ primary service providers, including the Subadvisors, regarding their operations as they relate to the Funds.

Trustees’ Ownership of Fund Shares

The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the amounts set forth below as of December 31, 2013.

Calvert Conservative Allocation Fund

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	$50,001-$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$10,001-$50,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

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Calvert Moderate Allocation Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	$50,001-$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$10,001-$50,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

Calvert Aggressive Allocation Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	$50,001-$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$10,001-$50,000
Sydney A. Morris	None	$50,001-$100,000

Interested Trustees

Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby, Esq.	None	>$100,000

Trustees’ Compensation

Trustee Compensation Table

Calvert Social Investment Fund

                The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund’s most recent fiscal year ended September 30, 2013 and to all of the portfolios in the Fund Complex, as defined below. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

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Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$53,495	$0	$69,000
Richard L. Baird, Jr.** (Trustee)	$53,495	$24,153	$140,000
John Guffey, Jr.** (Trustee)	$53,130	$4,599	$122,500
Miles D. Harper, III** (Trustee)	$55,433	$55,433	$71,500
Joy V. Jones** (Trustee)	$55,433	$29,980	$71,500
Terrence J. Mollner, Ed.D** (Trustee)	$53,495	$0	$69,000
Sydney A. Morris** (Trustee)	$55,433	$0	$71,500
Barbara J. Krumsiek* (Trustee & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Trustee & Chair)	$59,310	$13,211	$131,500

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and certain affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Mses. Adamson, Jones and Rev. Dr. Morris and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2013, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $216,827; $762,117; $102,548; $751,131; $502,492; $656,524; $34,604; and $882,742, for each of them, respectively.

***As of September 30, 2013, the Fund Complex consisted of forty-four (44) Funds; there were forty-two (42) Funds as of January 31, 2014.

                                Trustees not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund Calvert Fund through the Trustees’ Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

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INVESTMENT ADVISOR

                The Funds' Investment Advisor is Calvert Investment Management, Inc. ("Calvert" or the "Advisor"), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

                Under the Investment Advisory Agreement, the Advisor receives no fee for providing investment advisory services to the Funds.  The Advisor reserves the right to (i) waive all or a part of any fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the Prospectus of the Fund, is provided below.

A.            Other Accounts Managed by Portfolio Managers of the Funds

The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group that includes the identified Portfolio Managers.  The "Other Accounts" category includes accounts managed in each Portfolio Manager’s personal as well as professional capacities.

Calvert Conservative Allocation Fund

Calvert:

Natalie A. Trunow

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	5	5
Total Assets in Other Accounts Managed	$1,909,504,890	$164,332,226	$42,271,058
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

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Calvert:

Joshua Linder

Accounts Managed (not including Calvert Conservative Allocation Fund) as of December 31, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert Moderate Allocation Fund

Calvert:

Natalie A. Trunow

Accounts Managed (not including Calvert Moderate Allocation Fund) as of September 30, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	5	5
Total Assets in Other Accounts Managed	$1,829,009,969	$164,332,226	$42,271,058
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Joshua Linder

Accounts Managed (not including Calvert Moderate Allocation Fund) as of December 31, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

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Calvert Aggressive Allocation Fund

Calvert:

Natalie A. Trunow

Accounts Managed (not including Calvert Aggressive Allocation Fund) as of September 30, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	5	5
Total Assets in Other Accounts Managed	$1,919,738,776	$164,332,226	$42,271,058
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert:

Joshua Linder

Accounts Managed (not including Calvert Aggressive Allocation Fund) as of December 31, 2013	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

B.            Potential Conflicts of Interest in Managing the Funds and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by the Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See "Other Accounts Managed by Portfolio Manager of the Funds" above.

Natalie A. Trunow and Joshua Linder

Calvert Investment Management, Inc.:

Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those potential conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities, and such potential conflicts exist regarding management of the Funds and the underlying funds.  The Portfolio Managers for the Funds and the underlying funds are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  The Funds and the underlying funds rely on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment.  In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.  Furthermore, because each Fund is a fund of funds that intends to invest exclusively in shares of underlying Calvert Funds, which are sold on a continuous basis, the Advisor does not anticipate conflicts with respect to the fair allocation of investment opportunities for the Funds.

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C.                  Compensation of Portfolio Managers of the Funds

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by the Portfolio Managers from the Funds, the Advisor of the Funds, or any other sources with respect to management of the Funds, and (2) the cash and non-cash compensation received by the Portfolio Managers from any other accounts listed in this SAI.  See "Other Accounts Managed by Portfolio Managers of the Funds" above.

Natalie A. Trunow and Joshua Linder

Calvert Investment Management, Inc.:

Compensation with Respect to Management of Calvert Conservative Allocation Fund and Other Accounts as of September 30, 2013 (December 31, 2013, for Joshua Linder)
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Compensation with Respect to Management of Calvert Moderate Allocation Fund and Other Accounts as of September 30, 2013 (December 31, 2013, for Joshua Linder)
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

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Compensation with Respect to Management of Calvert Aggressive Allocation Fund and Other Accounts as of September 30, 2013 (December 31, 2013, for Joshua Linder)
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D.            Securities Ownership of the Portfolio Managers of the Funds

With respect to the Portfolio Managers identified in the Prospectus, the following information sets forth each Portfolio Manager’s beneficial ownership of securities as of September 30, 2013 (December 31, 2013, for Joshua Linder) in the Funds.  Those securities were valued as of September 30, 2013 (December 31, 2013, for Joshua Linder). (Specified ranges: none;  $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund

	Firm	Name of Portfolio Manager	Fund Ownership

Calvert Conservative Allocation Fund	Calvert	Natalie A. Trunow	None
		Joshua Linder	None
Calvert Moderate Allocation Fund	Calvert	Natalie A. Trunow	None
		Joshua Linder	None
Calvert Aggressive Allocation Fund	Calvert	Natalie A. Trunow	None
		Joshua Linder	None

ADMINISTRATIVE SERVICES AGENT

                Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative service fee of 0.15% (as a percentage of average daily net assets) payable monthly for Class A and C of each Fund.

                The following chart shows the administrative fees paid to CIAS by the Funds for the past three fiscal years:

	2011	2012	2013
Calvert Conservative Allocation Fund	$70,158	$89,764	$121,563
Calvert Moderate Allocation Fund	$191,028	$197,168	$235,709
Calvert Aggressive Allocation Fund	$99,719	$97,737	$112,773

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METHOD OF DISTRIBUTION

                Calvert Investment Distributors, Inc. ("CID") is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans ("Plans"), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Funds' respective average daily net assets. However, the Board has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of Class A Shares’ average daily net assets.

                Expenses under the Funds' Class C Plans may not exceed, on an annual basis, 1.00% of the Funds' respective Class C average daily net assets.  Class A Plans reimburse CID only for expenses it incurs, while the Class C Plans compensate CID at a set rate regardless of CID's expenses.  Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, and compensation to broker/dealers, underwriters, and salespersons.

                Each Fund's Plans were approved by the Board, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Funds are committed to the discretion of such Independent Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

                The Plans may be terminated by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund.  Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board.

As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses).  In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2013, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, Fidelity, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, National Financial Services, LLC, Pershing, Raymond James, SunGard Institutional Brokerage Inc., Thrivent Financial for Lutherans, UBS Financial Services, Union Central Life Insurance Company and Wells Fargo Advisors.

Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

                The Funds have entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan.  Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2013, were:

55

	Class A	Class C
Calvert Conservative Allocation Fund	$158,396	$176,839
Calvert Moderate Allocation Fund	$324,003	$275,381
Calvert Aggressive Allocation Fund	$163,820	$96,543

For the fiscal year ended September 30, 2013, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Calvert Conservative Allocation Fund
	Class A	Class C
Compensation to broker/dealers	$158,396	$129,638
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$47,201
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Moderate Allocation Fund
	Class A	Class C
Compensation to broker/dealers	$308,413	$230,942
Compensation to sales personnel	$0	$0
Advertising	$9,896	$0
Printing and mailing of prospectuses
to other than current shareholders	$1,782	$0
Compensation to underwriters	$0	$44,439
Interest, financing charges	$0	$0
Other	$3,912	$0

Calvert Aggressive Allocation Fund
	Class A	Class C
Compensation to broker/dealers	$162,738	$80,528
Compensation to sales personnel	$0	$0
Advertising	$1,082	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$16,015
Interest, financing charges	$0	$0
Other	$0	$0

Class A shares of each Fund are offered at NAV plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of

Investment

price

invested

Offering price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

56

CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year

2011

2012

					2013
Class A	Gross	Net	Gross	Net	Gross	Net
Calvert Conservative Allocation Fund	$88,928	$45,431	$97,769	$45,215	$146,421	$63,640
Calvert Moderate Allocation Fund	$264,883	$96,644	$213,288	$69,005	$283,784	$102,969
Calvert Aggressive Allocation Fund	$145,521	$48,973	$120,005	$39,131	$137,061	$45,189

Class C	2011	2012	2013
Calvert Conservative Allocation Fund	$777	$1,510	$2,341
Calvert Moderate Allocation Fund	$2,284	$2,323	$1,693
Calvert Aggressive Allocation Fund	$2,331	$998	$604

Fund Trustees and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

                Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

                Calvert Investment Services, Inc. ("CIS"), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (fixed income and equities) and the resources necessary to support the various services each asset class requires.  CIS may contract with subagents, at the Funds' expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2011	2012	2013
Calvert Conservative Allocation Fund	$15,798	$17,822	$18,264
Calvert Moderate Allocation Fund	$56,362	$50,345	$48,502
Calvert Aggressive Allocation Fund	$41,108	$38,028	$32,736

PORTFOLIO TRANSACTIONS

The Funds intend to invest primarily in shares of underlying Calvert Funds by purchasing Class I shares of the underlying funds.  The Funds will purchase and sell these securities by dealing directly with the issuer – i.e., the underlying Calvert Fund.  To the extent the Funds invest in securities other than the underlying Calvert Funds, the Funds’ Advisor may place orders with broker-dealers for these portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

57

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor makes investment decisions and selects brokers and dealers under the direction and supervision of the Board.

                Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution.  The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.  None of the Funds paid brokerage commissions in the last three fiscal years.

The Funds' Advisor selects brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process.  Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, it is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

                For the fiscal year ended September 30, 2013, the Advisor received no soft-dollar credits for brokerage transactions for any of the Funds.

 As of September 30, 2013, the Funds held no securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers.

The portfolio turnover rates for the past two fiscal years are as follows:

	2012	2013
Calvert Conservative Allocation Fund	26%	31%
Calvert Moderate Allocation Fund	25%	27%
Calvert Aggressive Allocation Fund	24%	31%

PORTFOLIO HOLDINGS DISCLOSURE

                The Funds and the underlying funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

                Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the SEC on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after a Fund’s first and third quarters. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

58

Non-Public Portfolio Holdings

The Fund’s Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g.,  a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Investments, Inc. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board.  The Fund’s Board shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Fund’s portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Ameritas Investment Partners	Portfolio Holdings	Quarterly
Ameritas Strategies	Portfolio Holdings	Quarterly
Aris Corporation	Portfolio Holdings	Quarterly
Asset Consulting Group	Portfolio Holdings	Quarterly
Asset Strategy Consultants	Portfolio Holdings	Quarterly
Bank of Oklahoma Trust Company	Portfolio Holdings	Quarterly
Baybridge Consulting	Portfolio Holdings	Quarterly
Bidart & Ross	Portfolio Holdings	Quarterly
Bloomberg	Portfolio Holdings	Monthly
Blue Prairie Group	Portfolio Holdings	Quarterly
Callan Associates	Portfolio Characteristics, Top Holdings	Quarterly
Cambridge Associates	Portfolio Holdings	Quarterly
Cammack Larhette Consulting/ Cammack Larhette Securities	Portfolio Holdings	Quarterly
Capital Market Consultants, LLC	Portfolio Holdings	Quarterly
Care Group	Portfolio Holdings	Quarterly
Citigroup Consulting	Portfolio Holdings	Quarterly
Colonial Consulting	Portfolio Holdings	Quarterly
Consulting Services Group	Portfolio Holdings	Quarterly
Cook Street Consulting	Portfolio Holdings	Quarterly
Dahab Consulting	Portfolio Holdings	Quarterly
DiMeo Schneider & Associates, L.L.C.	Portfolio Holdings	Quarterly
Evaluation Associates	Portfolio Holdings	Quarterly
FactSet	Portfolio Holdings	Monthly
Fulton Financial/Claremont Investments	Portfolio Holdings	Quarterly
Fund Evaluation Group	Portfolio Holdings	Quarterly
Hartland & Co.	Portfolio Holdings	Quarterly
HC Asset Management	Portfolio Holdings	Quarterly
Hewitt Ennisknupp	Portfolio Holdings	Quarterly
Innovest Portfolio Solutions	Portfolio Holdings	Quarterly
Institutional Consulting Group	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG	Portfolio Holdings	Annually
LCG Associates	Portfolio Holdings	Quarterly
Mass Mutual	Portfolio Holdings	Quarterly
Mees Pierson	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
Mennonite Foundation	Portfolio Holdings	Quarterly
Mercer Consulting, Inc.	Portfolio Characteristics, Top Holdings	Quarterly
Millennium Trust Company	Portfolio Holdings	Quarterly
Milliman & Associates	Portfolio Holdings	Quarterly
Monroe Vos Consulting	Portfolio Holdings	Quarterly
Monticello & Associates	Portfolio Holdings	Quarterly
Morningstar	Portfolio Holdings	Monthly
New England Pension Consulting	Portfolio Characteristics, Top Holdings	Quarterly
Patagonia	Portfolio Holdings	Quarterly
Prime Buchholz	Portfolio Holdings	Quarterly
PWC	Portfolio Holdings	Quarterly
R.V. Kuhns	Portfolio Holdings	Quarterly
Reliance Financial	Portfolio Holdings	Quarterly
Rocaton Investment Advisors	Portfolio Holdings	Quarterly
Rogers Casey	Portfolio Holdings	Quarterly
Sierra Fund	Portfolio Holdings	Quarterly
State of Idaho	Portfolio Holdings	Quarterly
Thomson Reuters/Lipper	Portfolio Holdings	Monthly
TIAA-CREF Trust Company	Portfolio Holdings	Quarterly
Uhrlaub	Portfolio Holdings	Quarterly
Watson Wyatt	Portfolio Holdings	Quarterly
Wells Fargo Private Client Group	Portfolio Holdings	Quarterly
Wilshire Associates	Portfolio Holdings	Quarterly
Woodcock Financial	Portfolio Holdings	Quarterly
Wurts and Associates	Portfolio Holdings	Quarterly
59

PERSONAL SECURITIES TRANSACTIONS

                The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of the Advisor to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines For Calvert Family of Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of the Funds should send the communication to the attention of the Fund's Secretary at the following address:

                Calvert Funds

                Attn: [Name of Fund] Secretary

                4550 Montgomery Avenue

                Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates.  After reviewing the communication, the Fund's Secretary will forward the communication to the Board.

In its function as a nominating committee, the Governance Committee of each Board will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board, the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above.  Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

                KPMG LLP serves as the independent registered public accounting firm for the Funds. State Street Bank & Trust Company, N.A., serves as custodian of the Funds' investments. The custodian has no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

                Calvert Social Investment Fund (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981.  The Funds are diversified series of the Trust.  Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005.  Calvert Aggressive Allocation Fund commenced operations on June 30, 2005.  The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

                Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board.  The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund each offer Class A and C. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

                The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                As of January 1, 2014, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio/Fund Name
Name and Address	% of Ownership

Calvert Conservative Allocation Fund

American Enterprise Investment Services, Inc.	10.26% of Class A
Minneapolis, MN

Pershing, LLC	9.77% of Class A
Jersey City, NJ

NFS LLC FEBO	5.26% of Class A
Harrison, NY

MLPF&S	12.08% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Raymond James	10.38% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

Pershing, LLC	9.22% of Class C
Jersey City, NJ

American Enterprise Investment Services, Inc.	8.19% of Class C
Minneapolis, MN

First Clearing, LLC	5.68% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

61

Calvert Moderate Allocation Fund

American Enterprise Investment Services, Inc.	8.32% of Class A
Minneapolis, MN

Pershing, LLC	6.07% of Class A
Jersey City, NJ

MLPF&S	10.34% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing, LLC	9.95% of Class C
Jersey City, NJ

First Clearing, LLC	9.48% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

American Enterprise Investment Services, Inc.	5.97% of Class C
Minneapolis, MN

LPL Financial	5.69% of Class C
San Diego, CA

Calvert Aggressive Allocation Fund

American Enterprise Investment Services, Inc.	11.61% of Class A
Minneapolis, MN

Pershing, LLC	5.76% of Class A
Jersey City, NJ

First Clearing, LLC	10.92% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	6.31% of Class C
Jersey City, NJ

American Enterprise Investment Services, Inc.	6.26% of Class C
Minneapolis, MN

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FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Investment Management, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder ServicING AGENT

Calvert Investment Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Investment Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT Registered Public AccountING FIRM

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, MA 02110

63

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

I.              Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate sustainability and social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

•         Long-Term Value.  Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

•         Accountability.   Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

•           Sustainability.   Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

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As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines").   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

  When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
  When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
  When we use the term, "shareholder," we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change.  Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

II.            CORPORATE GOVERNANCE

A.            Board and Governance Issues

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders.  While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

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One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography.  Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company's success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•         The Fund advisor will oppose  slates of directors without at least a majority of independent directors.

•         The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•         The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•         The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

Board Diversity

•         The Fund advisor will oppose  slates of directors that result in a board that does not include both women and people of color.

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•         The Fund advisor will support  proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

Board Accountability

•         The Fund advisor will oppose  slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

•         The Fund advisor will ordinarily oppose  director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•         The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors serve as CEO and sit on more than two additional boards.

Board Committee on Sustainability/Corporate Social Responsibility Issues

Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•         The Fund advisor will ordinarily support  the creation of a board level committee on sustainability/corporate social responsibility issues.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

•         The Fund advisor will ordinarily support  proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose  proposals seeking to indemnify directors for all acts.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•         The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

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•         The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•         The Fund advisor will oppose  excessive awards of stock or stock options to directors.

Director Elections

Contested Election of Directors

Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•         The Fund advisor will evaluate director nominees on case-by-case  basis in contested election of directors.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•         The Fund advisor will ordinarily support  proposals to elect all board members annually and to remove classified boards.

Majority Vote Standard

A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees.  Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes.  Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•         The Fund advisor will generally support  both precatory and binding resolutions seeking to establish a majority vote standard.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•         The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

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Shareholder Rights

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•         The Fund advisor will ordinarily oppose  supermajority vote requirements.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners – whom directors are supposed to represent – are deprived of the same right.    We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•         The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•         The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•         The Fund advisor will ordinarily support  proposals to allow or facilitate shareowner action by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•         The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation.   This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

•         The Fund advisor will ordinarily oppose  proposals to create dual classes of stock.  However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

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•         The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.

Ratification of Auditor and Audit Committee

The annual shareholder ratification of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

•         The Fund advisor will ordinarily oppose  proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25 % of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•         The Fund advisor will ordinarily support  proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•         The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•         The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries companies routinely appoint internal statutory auditors.

•         The Fund advisor will ordinarily support  the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•         The Fund advisor will ordinarily support  proposals that call for the annual election of auditors by shareholders.

Audit Committee

•         The Fund advisor will ordinarily oppose  members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•         The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure

International corporate governance is constantly changing and there have been waves of development of governance codes around the world.  The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•         The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

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•         The Fund advisor will ordinarily support  proposals that call for an annual financial audit by external and independent auditors.

•         The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•         The Fund advisor will ordinarily support  proposals that call for disclosure of corporate governance codes and structures.

•         The Fund advisor will ordinarily support  proposals that call for disclosure of related party transactions.

•         The Fund advisor will ordinarily support  proposals that call for disclosure of the board nominating process.

B.            Executive and Employee Compensation

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.  Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.

There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.  The structure of these compensation plans often determines the level of alignment between management and shareowner interests.  Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria.  These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.

Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•         The Fund advisor will ordinarily support  proposals requesting companies disclose compensation practices and policies--including salaries, option awards, bonuses, and restricted stock grants--of top management, Board of Directors, and employees.

CEO and Executive Compensation

•         The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•         The Fund advisor will support  proposals seeking to establish an annual shareholder advisory vote on compensation.

•         The Fund advisor will ordinarily oppose  proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation. The Fund advisor will ordinarily oppose  compensation proposals if the company’s compensation program is not adequately described, if incentive compensation is awarded despite a failure to meet established performance targets, or if the company awards termination payments that are not justified by the company’s prior performance.

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Compensation Committee

•         The Fund advisor may oppose  members of the compensation committee when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•         The Fund advisor will ordinarily oppose  proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•         The Fund advisor will ordinarily oppose  proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•         The Fund advisor will examine and ordinarily oppose  proposals for re-pricing of underwater options.

•         The Fund advisor will ordinarily oppose  proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•         The Fund advisor will ordinarily support  proposals requiring that all option plans and option re-pricing are submitted for shareholder approval.

•         The Fund advisor will ordinarily oppose  proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

•         The Fund advisor will ordinarily support  proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•         The Fund advisor will support  proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).  The Fund advisor will oppose  any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options

Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•         The Fund advisor will ordinarily support  proposals requesting that companies expense stock options.

Pay Equity

•         The Fund advisor will support  proposals requesting that management provide a pay equity report.

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Ratio Between CEO and Worker Pay

•         The Fund advisor will support  proposals requesting that management report on the ratio between CEO and employee compensation.

•         The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

Executive Compensation Tie to Non-Financial Performance

•         The Fund advisor will support  proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements

Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•         The Fund advisor will support  proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•         The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•         The Fund advisor will oppose  the election of compensation committee members who approve se

C.            Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

•         The Fund advisor will support  proposals that consider non-financial impacts of mergers.

•         The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•         The Fund advisor will ordinarily oppose  proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

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Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•         The Fund advisor will ordinarily support  proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose  proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•         The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support  such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•         The Fund advisor will ordinarily support  proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•         The Fund advisor will review on a case-by-case  basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•         The Fund advisor will ordinarily oppose  proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

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•         The Fund advisor will ordinarily support  proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•         The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose  the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•         The Fund advisor will ordinarily oppose  the creation of blank check preferred stock.  In addition, the Fund advisor will ordinarily oppose  increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•         The Fund advisor will support  proposals calling for shareowner approval of poison pills or shareholder rights plans.

•         The Fund advisor will ordinarily oppose  poison pills or shareowner rights plans.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares.  This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•         The Fund advisor will ordinarily support  anti-greenmail provisions and oppose  the payment of greenmail.

III.          CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

A.            Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility.  Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure.    As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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•         The Fund advisor will ordinarily support  proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•         The Fund advisor will ordinarily support  proposals requesting that companies conduct social and/or environmental audits of their performance.

B.            Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•         The Fund advisor will ordinarily support  proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•         The Fund advisor will ordinarily support  proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•         The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles

The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•         The Fund advisor will support  proposals requesting that a company become a signatory to the Ceres Principles.

Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming—including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change.  Initiatives have included proposals requesting companies to disclose information, using guidelines such as those prepared by the Carbon Disclosure Project.  This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

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•         The Fund advisor will support  proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•         The Fund advisor will support  proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•         The Fund advisor will support  proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Water

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems in areas of water scarcity.

•         The Fund advisor will support  proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water.

•         The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

•         The Fund advisor will ordinarily support  proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•         The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.            Workplace Issues

Labor Relations

Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•         The Fund advisor will ordinarily support  proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

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•         The Fund advisor will ordinarily support  proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•         The Fund advisor will ordinarily support  proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•         The Fund advisor will ordinarily support  proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•         The Fund advisor will ordinarily support  proposals asking companies to report on efforts to comply with federal EEO mandates.

•         The Fund advisor will support  proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

•         The Fund advisor will ordinarily support  proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

•         The Fund advisor will ordinarily support  proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.

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•         The Fund advisor will oppose  proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•         The Fund advisor will support  proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•         The Fund advisor will ordinarily support  resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.            International Operations and Human Rights

Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries.  For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact and the Voluntary Principles on Security and Human Rights. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma.  In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•         The Fund advisor will ordinarily support  proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•         The Fund advisor will ordinarily support  proposals requesting a report discussing how investment policies address or could address human rights issues.

•         The Fund advisor will ordinarily support  proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•         The Fund advisor will ordinarily support  proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

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•         The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•         The Fund advisor will support  proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions.  In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

  The Fund advisor will ordinarily support  proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.
  The Fund advisor will ordinarily support  proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•         The Fund advisor will ordinarily support  proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•         The Fund advisor will ordinarily support  proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.            Indigenous Peoples’ Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

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•         The Fund advisor will ordinarily support  proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•         The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.            Product Safety and Impact

Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•         The Fund advisor will review on case-by-case  basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support  such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•         The Fund advisor will ordinarily support  proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Toxic Chemicals

Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union)posing liability risk to the company.   In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•         The Fund advisor will ordinarily support  resolutions asking companies to disclose product ingredients.

•         The Fund advisor will ordinarily support  resolutions asking companies to disclose policies related to toxic chemicals.

•         The Fund advisor will examine and vote on a case-by-case  basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.

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Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•         The Fund advisor will ordinarily support  proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•         The Fund advisor will ordinarily support  proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•         The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•         The Fund advisor will ordinarily support  proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•         The Fund advisor will ordinarily support  resolutions asking companies not to invest in the stocks of tobacco companies.

•         The Fund advisor will ordinarily support  resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.            Weapons Contracting

Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•         The Fund advisor will ordinarily support  proposals calling for reports on the type and volume of defense contracts.

H.            Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

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•         The Fund advisor will ordinarily support  proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•         The Fund advisor will support  proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Predatory lending involves charging excessive fees to sub prime borrowers without providing adequate disclosure.  Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•         The Fund advisor will support  proposals calling on companies to address and eliminate predatory lending practices.

•         The Fund advisor will support  proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•         The Fund advisor will support  proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care.  Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•         The Fund advisor will ordinarily support  resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

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I.             Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•         The Fund advisor will ordinarily support  resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•         The Fund advisor will ordinarily support  resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•         The Fund advisor will ordinarily support  resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J.             Other Issues

All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria.  In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department ("CSRD") will report to the Boards on issues not covered by these Guidelines as they arise.

IV. CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the Guidelines detailed in Sections I and II, above.

Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000

Last Revised September 2011

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APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source:  Standard & Poor's Ratings Services)

Bonds

AAA:     An obligation rated AAA has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:        An obligation rated AA differs from the highest-rated obligations only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:            An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:       An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:          These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:          An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B:            An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:       An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:          An obligation rated CC is currently highly vulnerable to nonpayment.

C:            An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or  where similar action has been taken but payment on the obligation is being continued.

D:            An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

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A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:        Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:            Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:        Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and    may possess certain speculative characteristics.

Ba:          Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:            Obligations rated B are considered speculative and are subject to high credit risk.

Caa:        Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:          Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:            Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.